EX-99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Mutual Funds does hereby certify, to such officer’s knowledge, that:

  The semi-annual report on Form N-CSR of the TIAA-CREF Mutual Funds (the “Funds”) for the six months ended June 30, 2005 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: August 18, 2005	By	/s/ Bertram L. Scott

Bertram L. Scott
Executive Vice President
(principal executive officer)

Date: August 18, 2005	By	/s/ Russell Noles

Russell Noles
Vice President and Acting Chief Financial Officer,
Teachers Insurance and Annuity Association of America
(acting principal financial officer)